UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2016
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Phillips Edison Grocery Center REIT II, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-55438	61-1714451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information required in Item 1.01 is included in Item 2.03 below and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 3, 2016, Phillips Edison Grocery Center REIT II, Inc., Phillips Edison Grocery Center Operating Partnership II, L.P. (the “Operating Partnership”), KeyBank National Association, in its capacity as administrative agent, and certain other lenders, entered into a first amendment (the “First Amendment”) to the existing credit agreement between the parties originally entered into on July 2, 2014 (the “Credit Agreement”). The First Amendment provides for the addition of a term loan facility and two term loan tranches. The first tranche of term loans has a principal amount of $185 million and matures in July 2019, subject to the Operating Partnership’s option to exercise one twelve-month extension and one additional extension to five years from the date of the First Amendment. The second tranche of term loans has a principal amount of $185 million and matures in June 2020, subject to the Operating Partnership’s option to exercise one twelve-month extension. A maturity date extension for the first or second tranche of term loans requires the payment of an extension fee of 0.15% of the then outstanding principal amount of the corresponding tranche. The Operating Partnership drew down $121.5 million under each tranche on the closing date of the First Amendment, and the remainder of the term loans may be drawn by the Operating Partnership for up to 180 days after the closing date of the First Amendment.
Except as noted above, there were no other material changes to the Credit Agreement made by the First Amendment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1
First Amendment to Credit Agreement, by and among Phillips Edison Grocery Center Operating Partnership II, L.P., Phillips Edison Grocery Center REIT II, Inc., certain subsidiary guarantors, KeyBank National Association, and the lenders named therein, dated June 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT II, INC.

Date: June 9, 2016	By:	/s/ Devin I. Murphy
Devin I. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
First Amendment to Credit Agreement, by and among Phillips Edison Grocery Center Operating Partnership II, L.P., Phillips Edison Grocery Center REIT II, Inc., certain subsidiary guarantors, KeyBank National Association, and the lenders named therein, dated June 3, 2016